Exhibit 10.3

SECURITY AND GUARANTY AGREEMENT

This Security and Guaranty Agreement (this “Agreement” or “Guaranty”) is made as of the 22nd day of July, 2013, by KIP CR P1 LP, a Delaware limited partnership with an address at 1345 Avenue of the Americas, 46th Floor, New York, NY 10105 (“Debtor”), in favor of Fortress Credit Co LLC, a Delaware limited liability company having an office located at 1345 Avenue of the Americas, 46th Floor, New York, NY 10105 (together with its successors and assigns, “Secured Party”).

WITNESSETH:

WHEREAS, Secured Party has agreed to make available to Crossroads Systems, Inc. (“Borrower”) a credit facility in the maximum principal amount of $10,000,000.00 (the “Loan”) to be evidenced by one or more term or promissory notes (collectively, the “Note”) of even date herewith and secured by, among other things, that certain guaranty of payment and grant of security interests from Debtor to Secured Party as contained herein, which Loan is to be advanced subject to the terms and conditions of a certain Credit Agreement (the “Credit Agreement”) of even date herewith; and

WHEREAS, in order to induce Secured Party to make the Loan, Debtor hereby agrees to grant to Secured Party a continuing security interest in the Collateral (as hereinafter defined) to secure the Obligations and to guaranty unconditionally the full and timely payment and performance of the Obligations (as hereinafter defined).

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party, intending to be legally bound, hereby agree as follows:

1.            SECURITY INTEREST.

To secure the Obligations, Debtor hereby grants to Secured Party a continuing security interest in and to all personal property, OF ANY KIND OR NATURE, WHEREVER LOCATED now owned or hereafter acquired by Debtor, including, without limitation, all of Debtor’s interest in and to any of the following (collectively, the “Collateral”)

A.            Accounts;

B.            Inventory;

C.           Chattel Paper;

D.           Commercial Tort Claims;

E.            Deposit Accounts;

F.            Securities Accounts;

G.           Documents;

H.           Goods;

I.             Instruments;

J.            Investment Property;

K.           Letter-of-Credit Rights;

L.            Letters of Credit;

M.          General Intangibles;

N.           Equipment;

O.           Patent Rights;

P.            Proceeds, Supporting Obligations and products of any and all of the foregoing to the extent not otherwise included; and

Q.           The Commercial Tort Claims identified on Exhibit D attached hereto or hereafter identified pursuant to Section 5.V.

Notwithstanding the foregoing, in no event shall Collateral include any Excluded Collateral.

2.           DEFINITIONS.

A.           As used in this Agreement, the following terms shall have the following meanings:

“‘972 Patents” is as defined in the Credit Agreement.

“Agreement” is defined in the preamble.

“Borrower” is defined in the recitals.

“Business Day” is as defined in the Credit Agreement.

“Collateral” is defined in Section 1.

“Commercial Tort Claims” shall have the meaning provided in the Local UCC except it shall refer only to such claims in excess of Ten Thousand Dollars ($10,000) that have been asserted in judicial proceedings.

“Credit Agreement” is defined in the recitals.

“Debtor” is defined in the preamble.

“Disclosure Schedule” means the Disclosure Schedule attached as Exhibit F to this Agreement.

“Event of Default” means any Event of Default under and as defined in the Credit Agreement.

“Excluded Collateral” shall mean any contract, agreement or Instrument that by its terms would be violated, breached or terminated by an assignment as Collateral hereunder (other than to the extent that such terms prohibiting such assignment in any contract, agreement or Instrument would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Local UCC or any successor provision or provisions).

“Financing Statements” is defined in Section 5.K.

“Guaranty” has the meaning as set forth in the preamble.

“Hedge Transactions” means any rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross-currency rate swap transactions, currency options, and other hedging contracts and transactions.

“Indemnified Party” is defined in Section 9.A.

“Investment Collateral” is defined in Section 5.S.

“Liens” is defined in the Credit Agreement.

“Loan” is defined in the recitals.

“Loan Documents” is as defined in the Credit Agreement.

“Local UCC” means the Uniform Commercial Code as in effect in the State of Delaware on the date hereof and as amended hereafter.

“Note” is defined in the recitals.

“Obligations” means all obligations of Borrower to Lender under the Loan Documents.

“Patent Assignment Agreement” is as defined in the Credit Agreement.

“Patents” shall have the meaning as set forth in Exhibit A attached hereto.

“Patent Rights” shall have the meaning as set forth in Exhibit A attached hereto.

“Person” is defined in Section 6.D.

“Permitted Liens” is defined in the Credit Agreement; provided, however, that references to “Borrower” in such Credit Agreement definition shall, for purposes of this Agreement, be references to Debtor.

“Secured Party” is defined in the preamble.

“Undersigned’s Rights” is defined in Section 4.D.

“Uniform Commercial Code” means with respect to any jurisdiction, the Uniform Commercial Code as from time to time in effect in such jurisdiction.

B.           The categories and classes of Collateral listed in Sections 1.A through 1.P shall have the meanings as set forth in the Local UCC, other than Patent Rights, which shall have the meaning as set forth in Section 2.A.

C.           The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated, or otherwise modified (subject to any restrictions on such amendments, supplements, restatements or modifications set forth herein); (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns; (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to this Agreement; and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

3.            ACCEPTANCE OF TRANSFER. Debtor acknowledges that the Patents and Patent Rights include substantially all of the Borrower’s Patents and Patent Rights, other than the ’972 Patents and the patents that claim priority to or share priority with the ‘972 Patents, owned by the Borrower immediately prior to the making of the Loan, which Patents and Patent Rights are being transferred by Borrower to Debtor pursuant to that certain Assignment of Patent Rights from Borrower to Debtor dated as of the same date as this Agreement. Further, Debtor acknowledges that (a) the Secured Party held a perfected first priority security interest in the Borrower’s Patents and Patent Rights as of immediately prior to the transfer of the Patents and Patent Rights pursuant to the Assignment of Patent Rights and (b) Secured Party has and shall continue to have a continuing first priority security interest and lien in, to and upon the Patents and Patent Rights effective from and after the transfer of the Patents and Patent Rights pursuant to the Assignment of Patent Rights. Debtor shall take all actions so as to cause (x) the Borrower to comply with its obligations regarding the Patents and Patent Rights notwithstanding the transfer of the Patents and Patent Rights pursuant to the Assignment of Patent Rights and (y) the Secured Party to continue to have and hold a continuing first priority security interest and lien in, to and upon the Patents and Patent Rights effective from and after the transfer of the Patents and Patent Rights pursuant to the Assignment of Patent Rights.

4.            GUARANTY OF OBLIGATIONS. Debtor unconditionally guarantees to Secured Party (a) the Obligations; and (b) payment in full of any and all reasonable expenses that may be paid or incurred by Secured Party in the collection of all or any portion of Debtor’s obligations hereunder or the exercise or enforcement of any one or more of the other rights, powers, privileges, remedies and interests of Secured Party under the Loan Documents or hereunder, irrespective of the manner or success of any such collection, exercise or enforcement, and whether or not such reasonable expenses constitute part of Borrower’s obligations.

To further assure the foregoing guaranty, Debtor warrants and agrees that:

A.           Debtor’s guaranty contained in this Agreement is an absolute, unconditional, present and continuing guaranty of payment and performance and not of collection and is in no way conditioned or contingent upon any attempt to enforce Secured Party’s rights against Borrower or to collect from Borrower or upon any other condition or contingency; accordingly, Secured Party shall have the right to proceed against Debtor immediately upon any Event of Default without taking any prior action or proceeding to enforce the Loan Documents or any one of them or for the liquidation or foreclosure of any security Secured Party may at any time hold pursuant thereto. Debtor hereby waives and releases any claim (within the meaning of 11 U.S.C. § 101) which Debtor may have against Borrower arising from a payment made by Debtor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Debtor or any right of Debtor to proceed against Borrower for reimbursement. It is expressly understood that the waivers and agreements of Debtor constitute additional and cumulative benefits given to Secured Party for its security and as an inducement for its extension of credit to Borrower.

B.           Debtor’s liability hereunder shall in no way be limited or impaired by, and Debtor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of any of the Loan Documents or any other instrument made to or with Secured Party by Borrower or Debtor, or any person who succeeds Borrower as owner of all or part of the Collateral (as defined in the Credit Agreement) prior to enforcement of any of Secured Party’s rights and remedies with respect to the Collateral or exercise of any power of sale contained therein. In addition, Debtor’s liability hereunder shall in no way be limited or impaired by (i) any extensions of time for performance required by any of said documents; (ii) any sale, assignment or secured party sale or foreclosure of the Note or Security Agreement or any sale or transfer of all or part of the Collateral; (iii) any exculpatory provision in any of said instruments limiting Secured Party’s recourse to the Collateral or to any other security, or limiting Secured Party’s rights to a deficiency judgment against Borrower; (iv) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of said instruments by operation of law or otherwise; (v) the release or substitution in whole or in part of any security for the Loan; (vi) Secured Party’s failure to file any UCC financing statements (or Secured Party’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan; (vii) the invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents (including this Guaranty) or any other instrument or agreement executed or delivered to Secured Party in connection with the Loan, except to the extent that there is a final adjudication by a court of competent jurisdiction of a valid defense to Borrower’s obligations under the Loan Documents to payment of the debt thereunder; (viii) any amendment of any Loan Document; (ix) the inaccuracy of any of the representations and warranties made by Borrower in any of the Loan Documents or any disbursement certificates or requests for disbursements made under the Credit Agreement; or (x) any other action or circumstance whatsoever which constitutes, or might be construed to constitute, a legal or equitable discharge or defense (except full payment and satisfaction) of Borrower for its obligations under any of the Loan Documents or of Debtor under this Guaranty; and, in any such case, whether with or without notice to Debtor and with or without consideration.

C.           Debtor will cause Borrower to maintain and preserve the enforceability of the Loan Documents as the same may be modified and will not suffer Borrower to take or to fail to take actions of any kind, the taking of which or the failure to take which might be the basis for a claim that Debtor has a defense to Debtor’s obligations hereunder.

D.           Debtor (i) waives any right or claim of right to cause a marshalling of Borrower’s or Debtor’s assets or to cause Secured Party to proceed against any of the security for the Loan or for the obligations guaranteed hereby before proceeding against Debtor; (ii) agrees that any payments required to be made by Debtor hereunder shall become due on demand in accordance with the terms of this section and without presentment to Borrower, demand for payment or protest, or notice of non-payment or protest; and (iii) except as hereinafter provided, expressly waives and relinquishes all rights and remedies accorded by applicable law to debtors. Without limiting the generality of the foregoing, Debtor hereby waives all rights (x) to participate in any claim or remedy Secured Party may now or hereafter have against Borrower or in any Collateral that Secured Party has or hereafter may acquire for the obligations guaranteed hereby; and (y) except as provided below, to contribution, indemnification, set-off, exoneration or reimbursement, whether from Borrower, any Debtor, or any other person now or hereafter primarily or secondarily liable for any of Borrower’s obligations to Secured Party, and whether arising by contract or operation of law or otherwise by reason of Debtor’s execution, delivery or performance of this Guaranty. Debtor does not waive and hereby retains all rights of subrogation, contribution, indemnification, set-off or reimbursement against Borrower or any other Debtor that Debtor may have (the “Undersigned’s Rights”); provided, however, that (i) this Guaranty shall neither be contingent upon the existence of the Undersigned’s Rights nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of the Undersigned’s Rights including, without limitation, any claim that the Undersigned’s Rights were abrogated by any of Secured Party’ acts; and (ii) until the Loan shall have been paid in full, Debtor hereby postpones and subordinates (A) the exercise of any and all of the Undersigned’s Rights to Secured Party’s rights against Debtor under this Guaranty or against Borrower under any of the Loan Documents, and (B) any of the Undersigned’s Rights to any Collateral securing the Loan.

E.           This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by Secured Party (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Debtor or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Debtor or any other person or for a substantial part of Borrower’s, Debtor’s or any of such other person’s property, as the case may be, or otherwise, all as though such payment had not been made. Debtor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of Secured Party in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is guaranteed by Debtor pursuant to this Guaranty.

F.           Debtor acknowledges and agrees that Secured Party’s rights (and Debtor’s obligations) under this Guaranty shall be in addition to all of Secured Party’s rights (and all of Debtor’s obligations) under any indemnity agreement executed and delivered to Secured Party by Borrower or Debtor in connection with the Loan, and payments by Debtor under this Guaranty shall not reduce any of Debtor’s obligations and liabilities under any such indemnity agreement.

G.           Any other person liable upon or in respect of any obligation hereby guaranteed may be released without affecting the liability of Debtor hereunder. Any release of any Obligation for which the Debtor is liable under this Agreement requires a written instrument bearing the signature of both Secured Party and Debtor.

5.            WARRANTIES AND COVENANTS.

Debtor warrants and agrees that:

A.           Upon any demand for such payment or performance in accordance with Paragraph 4 of this Guaranty, Debtor will pay and perform all of the Obligations according to their terms.

B.           All of the Collateral is and will at all times be owned by Debtor free and clear of all tax liens and other liens and security interests, except for (i) Permitted Liens; (ii) Liens expressly permitted by Secured Party in writing; or (iii) the security interests of the Secured Party that attached to the Patents and Patent Rights prior to Borrower’s transfer of the Patents and Patent Rights pursuant to the Patent Assignment Agreement.

C.           A material portion of the tangible Collateral shall be kept at the principal place of Debtor set forth above or at the location set forth in Exhibit C attached hereto. After the occurrence and during the continuance of an Event of Default, no Collateral will be removed from such locations without prior written consent of Secured Party.

D.           Intentionally omitted.

E.           Debtor will keep the tangible Collateral in good condition and repair, reasonable wear and tear excepted, and will immediately notify Secured Party of any destruction of or any damage to any of the Collateral.

F.           Debtor will not sell any of the tangible Collateral except Inventory to buyers in the ordinary course of business and as may be otherwise permitted in the Credit Agreement.

G.           Except as described in the Disclosure Schedule attached hereto, Debtor will not be subject to any covenant not to sue or other restrictions on its enforcement or enjoyment of the Patent Rights. Debtor does not know of and has not received any notice or information of any kind suggesting that the Patents may be invalid, unpatentable, or unenforceable other than (i) official notices from patent offices in the course of patent prosecution and (ii) allegations from third parties in litigation with Debtor or invited by Debtor to take a license under certain of the Patents.

H.           Debtor will advise Secured Party in writing of any changes in Debtor’s state of organization, places of business or the opening of any new place of business ten (10) days prior to the occurrence thereof or, if Debtor shall have failed to deliver such writing timely, in any event not later than the date of such change.

I.            Debtor will pay when due all taxes, license fees and assessments relating to the Collateral, including, without limitation, all maintenance fees with respect to the Patents, in each case except for the same which are being contested in good faith by appropriate action and as to which adequate reserves have been established as required by GAAP.

J.            Subject to Section 2.2(b)(iii) of the Credit Agreement, Debtor will be liable to Secured Party for (and shall pay within fifteen (15) days of delivery by Secured Party of any demand or invoice for) any reasonable expenditures by Secured Party in connection with the preparation, execution, delivery, administration and enforcement of this Agreement and for the maintenance and preservation of the Collateral, including, but not limited to, taxes, recording fees, appraisal fees, certificate of title charges, recording and filing fees (including Uniform Commercial Code financing statement fees, taxes (including documentary stamps) and search fees), fees arising out of or relating to the Patent Rights, the reasonable fees and disbursements of Secured Party’s outside counsel, levies, insurance and repairs, and for the enforcement of this Agreement and the Loan Documents, the repossession, holding, preparation for sale, and the sale of the Collateral (including attorneys’ and accountants’ fees and expenses), and all such liabilities shall be included in the definition of Obligations, shall be secured by the security interest granted herein, and shall be payable upon demand.

K.           Debtor hereby authorizes the filing of financing statements pursuant to the Uniform Commercial Code (“Financing Statements”), as enacted in the states where such Financing Statements are required, or are deemed by Secured Party as desirable, and any other documents required by Secured Party, to perfect or maintain the security interest granted herein in the Collateral or to effect the purposes of this Agreement. Debtor further authorizes the filing of any statement or instrument with the United States Patent Office that Secured Party determines to file arising out of or relating to any or all of the Patent Rights. Debtor’s authorization does not constitute any consent or acknowledgment by Secured Party that anything other than filing of Financing Statements in the office of the Secretary of State in the state of Debtor’s formation is required to perfect Secured Party’s security interest in the Patent Rights.

L.           Debtor will at all times during normal business hours allow Secured Party or its agents to examine and inspect the Collateral, as well as Debtor’s books and records relating thereto, and to make extracts and copies of them.

M.         Debtor will report, in a form reasonably satisfactory to Secured Party, such information as Secured Party may reasonably request regarding the Collateral; such reports shall be for such periods, shall reflect Debtor’s records as of such times and shall be rendered with such frequency as Secured Party may reasonably designate. All information heretofore or hereafter furnished by Debtor to Secured Party is or will be true and correct in all material respects as of the date with respect to which such information is or will be furnished.

N.          Debtor shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without Secured Party’s prior written consent.

O.          Debtor will not change Debtor’s name or state of organization.

P.           Debtor is not in violation of any applicable federal, municipal or county statute, regulation or ordinance that may materially and adversely affect its business, property, assets, operations or conditions, financial or otherwise, and Debtor has obtained and shall maintain in effect all federal, state and local licenses and permits necessary to conduct its business including, but not limited to, any environmental matters relating to the remediation of contaminated property or the removal of hazardous materials or otherwise, except where the failure to maintain such licenses and permits could not reasonably be expected to materially and adversely affect the business, assets, results of operations, condition (financial or otherwise) or property as a whole of Debtor.

Q.          Debtor hereby irrevocably appoints Secured Party as Debtor’s true and lawful attorney-in-fact, with full power and authority and in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time after the occurrence and continuance of an Event of Default, in Secured Party’s discretion, to take any action and to execute any instrument that Secured Party may deem necessary or desirable to accomplish the purposes of this Agreement; including, without limitation, to receive, endorse and collect all instruments made payable to Debtor representing any distribution in respect of the Collateral or any part thereof and to give full discharge for the same; to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipt for monies due and to become due under or in connection with the Collateral; to obtain and adjust insurance covering the Collateral; to receive, endorse and collect any drafts or other instruments and documents in connection therewith; and to file any claims or take any action or institute any proceedings that Secured Party may deem to be necessary or desirable for the collection thereof, provided, however, that unless an Event of Default has occurred and is continuing, Secured Party may act as such attorney-in-fact only with respect to signing and recording financing and continuation statements under the Uniform Commercial Code.

R.           Debtor agrees that from time to time, at the expense of Debtor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by Debtor under this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law. Debtor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as Secured Party may reasonably request, all in reasonable detail.

S.            Upon Secured Party’s request, Debtor shall deliver all stock certificates evidencing Debtor’s interest in any corporation (together with duly executed stock powers for each of the same) and all certificates evidencing Debtor’s interest in any limited liability company or partnership (together with executed powers for each such certificate), which interests constitute investment property under the Uniform Commercial Code, and upon Secured Party’s request, Debtor shall promptly (i) deliver to Secured Party possession all notes, instruments or warrants (together with any necessary endorsements) owned by Debtor; or (ii) enter into one or more control (or similar) agreement(s) with Secured Party and any applicable securities intermediary or depository with respect to any security entitlements or other investment property, or any deposit account, of Debtor, in the case of each of clauses (i) and (ii) above, in a form satisfactory to Secured Party. All stock certificates, other certificates and other Collateral delivered to Secured Party pursuant to clause (i) in the preceding sentence, and all other investment property and deposit accounts which are the subject of a control (or similar) agreement entered into pursuant to clause (ii) in the preceding sentence (collectively, the “Investment Collateral”).

T.           Except as otherwise provided in this Section 5.T, Debtor shall continue to collect, at its own expense, all amounts due or to become due to Debtor in respect of any Accounts. In connection with such collections, Debtor may take (and, at Secured Party’s direction, shall take) such action as Debtor or Secured Party may reasonably deem necessary or advisable to enforce collection of such Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the obligors under Accounts of the assignment of such Accounts to Secured Party and to direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done. After receipt by Debtor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by Debtor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement); and (ii) Debtor shall not adjust, settle or compromise the amount or payment of any such Account, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

U.           So long as no Event of Default has occurred and is continuing, Debtor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of investment property that is Collateral; provided, however, that any and all (i) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Collateral; (ii) dividends and other distributions paid or payable in cash in respect of such Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Collateral, shall be forthwith delivered to Secured Party to hold as Collateral and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with any necessary endorsement).

V.           If from time to time after the date of this Agreement any Commercial Tort Claim accrues to Debtor or Debtor discovers it has any Commercial Tort Claim, then Debtor will promptly, and in any case within fifteen (15) calendar days, execute and deliver to Secured Party one or more duly completed and executed addenda to this Agreement in the form attached hereto as Exhibit E describing such Commercial Tort Claim.

6.            REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants, except as set forth on the Disclosure Schedule, which exceptions shall be deemed to be part of the representations and warranties made hereunder, that the following representations are true and complete as of the date hereof:

A.           Debtor has the right and power and is duly authorized, to enter into and perform its Obligations hereunder, and Debtor’s execution, performance and delivery of this Agreement does not and will not conflict with the provisions of any statute, regulation, ordinance or rule of law, or violate or contravene any provision of the certificate of formation, by-laws or any other organizational document of Debtor.

B.           Debtor owns all right, title and interest to the Collateral, free and clear of any security interest or other encumbrance of any kind, except for the security interests created by the Credit Agreement, this Agreement or another Loan Document or permitted under the Loan Documents, and the Patent Rights listed on Exhibit A lists all of the patents and patent applications of Debtor. Debtor has obtained and properly recorded previously executed assignments for the Patents as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. There are no actions, suits, investigations, claims, or proceedings threatened, pending, or in progress relating in any way to the Patent Rights. To Debtor’s knowledge, all inventors named on the Patents are true and correct.

C.           Except to the extent that Secured Party must take possession of Collateral to perfect the security interest granted pursuant to this Agreement, all filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral created under this Agreement have been or will be (in the case of Financing Statements to be filed in connection herewith, it being understood that Secured Party may file the same on or after the date hereof) duly made or taken and are or will be in full force and effect; and this Agreement creates in favor of Secured Party a valid and, together with such filings, when effected, and other actions, perfected first priority security interest in the Collateral subject only to the security interest or liens permitted hereunder, securing the payment of the Obligations to the extent such first priority security interest can be perfected by filing a UCC-1 Financing Statement (except that in order for Secured Party’s liens on certain investment property, including, without limitation, any Investment Collateral, to maintain its first priority status or, in the case of a deposit account, to be perfected, Secured Party and Debtor may need to take the actions contemplated in Section 5.R).

D.           No consent of any other individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof (each of the foregoing a “Person”) and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by Debtor of the pledges, assignments and security interests granted by this Agreement or for the execution, delivery or performance of this Agreement by Debtor; (ii) for the perfection or maintenance of the pledges, assignments and security interests created under this Agreement in favor of Secured Party (including the first priority nature of such pledges, assignments or security interests), except for the filing of financing and continuation statements under the Uniform Commercial Code; or (iii) for the exercise by Secured Party of the remedies in respect of the Collateral pursuant to this Agreement.

E.            Debtor’s state of organization is as set forth in the preamble of this Agreement. Debtor is a company duly formed, validly existing, and in good standing under the laws of its state of organization.

F.            Debtor’s exact legal name is as set forth in the preamble of this Agreement.

G.           To Debtor’s knowledge, and except as may be disclosed by Debtor to Secured Party from time to time, there is no obligation imposed by a standards-setting organization to license any of the Patents on particular terms or conditions. Except as described in the Disclosure Schedule attached hereto, and except for the license granted by Debtor to Crossroads Systems, Inc., no licenses under the Patents have been granted to or any other party and Debtor will not be subject to any covenant not to sue or other restrictions on its enforcement or enjoyment of the Patent Rights.

H.           None of the Patents has ever been found invalid, unpatentable, or unenforceable for any reason in any proceeding and Debtor does not know of and has not received any notice or information of any kind suggesting that the Patents may be invalid, unpatentable, or unenforceable other than (i) official notices from patent offices in the course of patent prosecution and (ii) allegations from third parties in litigation with Debtor or invited by Debtor to take a license under certain of the Patents. If any of the Patents are terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in the Patents. To the extent “small entity” fees were paid to the United States Patent and Trademark Office for any Patent, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees at the time of such payment and specifically had not licensed rights in any of the Patents to an entity that was not a “small entity.”

I.            To Debtor’s knowledge, none of Debtor, any prior owner or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement.

J.            Except as described in the Disclosure Schedule attached hereto, Debtor has not (i) put a third party on notice of actual or potential infringement of any of the Patents; (ii) invited any third party to enter into a license under any of the Patents; or (iii) initiated any enforcement action with respect to any of the Patents.

K.           Except as described in the Disclosure Schedule attached hereto, none of the Patents has been involved in any re-examination, supplemental examination, reissue, interference proceeding or any similar proceeding. None of the Patents is currently involved in any reexamination, supplemental examination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are currently pending or, to the Debtor's knowledge, threatened.

L.           All maintenance fees, annuities, and other amounts due or payable on the Patents have been timely paid.

7.            RIGHTS AND REMEDIES.

A.           Upon the occurrence and during the continuance of any Event of Default, Secured Party shall have all rights and remedies provided by law, including but not limited to those of a secured party under the Local UCC, in addition to the rights and remedies provided herein or in the Loan Documents and Secured Party may, in its sole discretion, require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to Debtor and Secured Party, and without notice except as specified below, dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. If notice of disposition of Collateral is required by law, ten (10) days prior notice by Secured Party to Debtor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made shall be deemed to be reasonable notice thereof. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Upon the sale of Collateral at any public or private sale, Secured Party may credit bid and purchase (as determined by Secured Party in its sole discretion) all or any portion of the Collateral. In the event Secured Party institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Debtor, Debtor waives the posting of any bond which might otherwise be required. All Secured Party’s rights and remedies shall be cumulative and none are exclusive.

B.           All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by Secured Party against, all or any part of the Obligations in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.

C.           Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral.

D.           Upon the occurrence and during the continuance of any Event of Default, all payments received by Debtor under or in respect of the Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement).

E.           Notwithstanding anything to the contrary contained in this Agreement, Secured Party’s rights and remedies hereunder are limited by and subject to the terms and provisions of Section 10.6 of the Credit Agreement.

8.          SECURED PARTY MAY PERFORM.

A.           Whether or not an Event of Default shall have occurred, if Debtor fails to perform any agreement contained herein, Secured Party may, in its sole discretion, itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be Obligations and shall be payable by Debtor under Section 9.C or otherwise. The powers conferred upon Secured Party hereunder are solely for the protection of its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

B.           Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Secured Party shall have no duty as to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

9.            INDEMNITY EXPENSES.

A.           Debtor agrees to indemnify and hold harmless Secured Party and each of its Affiliates, officers, directors, employees, agents and advisors (each an “Indemnified Party”) from and against any and all claims, losses and liabilities arising out of or in connection with or by reason of this Agreement or any of the transactions contemplated herein, except to the extent such claims, losses or liabilities result from such Indemnified Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

B.           Debtor hereby agrees not to assert any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to this Agreement or the other Loan Documents.

C.           Debtor will, upon demand, pay to each applicable Indemnified Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that such Indemnified Party may incur in connection with (i) the administration of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral; (iii) the exercise or enforcement of any of the rights of such Indemnified Party hereunder and under the other Loan Documents; (iv) the failure by Debtor to perform or observe any of the provisions hereof; or (v) any action by Secured Party under Section 8.A.

10.          AMENDMENTS; WAIVERS. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

11.          NOTICES. All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient); (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be sent to Secured Party, addressed to it and sent to the address, facsimile number or email address as follows: if to Secured Party, c/o Perkins Coie LLP, 30 Rockefeller Plaza, 22nd Floor, New York, New York 10112-0015, Attention: Richard T. Ross, Esq., with a copy to Perkins Coie LLP, 4 Embarcadero Center, Suite 2400, San Francisco, California 94111, Attention: Teresa M. Tate, Esq., and if to Debtor, addressed to Debtor at the address of Debtor set forth on Exhibit A, or at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section.

12.          CONTINUING SECURITY INTEREST; ASSIGNMENT UNDER THE NOTE. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full in cash of the Obligations; (b) be binding upon Debtor, its successors and assigns; and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Secured Party, upon the compliance with the requirements therefor set forth in the Credit Agreement, may assign or otherwise transfer all or any portion of its rights and obligations under the Note, Pledge and Security Agreement (each as defined in the Credit Agreement) or any or all of the other Loan Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party in this Agreement or otherwise.

13.          TERMINATION. Upon the payment in full in cash of the Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination, Secured Party will, at its own expense, provide a termination of any fixture filings filed in connection with the Collateral and return any Collateral to Debtor and, at Debtor’s expense, execute and deliver to Debtor such additional documents as Debtor shall reasonably request to evidence such termination.

14.          SECURITY INTEREST ABSOLUTE.

A.           The obligations of Debtor under this Agreement are independent of the Obligations of Debtor under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against Debtor to enforce this Agreement, irrespective of whether any action is brought against Debtor or whether Debtor is joined in any such action. All rights of Secured Party and the pledge, assignment and security interest hereunder, and all obligations of Debtor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and Debtor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(i)          Any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

(ii)         Any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to Debtor or otherwise;

(iii)        Any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

(iv)        Any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Obligations so long as such application is permitted by this Agreement, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Obligations under or in respect of the Loan Documents or any other assets of Debtor so long as such sale or other disposition is permitted by applicable law;

(v)         Any change, restructuring or termination of the organizational structure or existence of Debtor;

(vi)        Any failure of Secured Party to disclose to Debtor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of Debtor now or hereafter known to Secured Party (Debtor waiving any duty on the part of Secured Party to disclose such information); or

(vii)       Any failure of any other Person to execute this Agreement or any other Loan Document, guaranty or agreement or the release or reduction of liability of Debtor with respect to the Obligations.

B.           This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made.

15.          MISCELLANEOUS.

A.           Any failure or delay by Secured Party to require strict performance by Debtor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument shall not affect Secured Party’s right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions and terms contained herein or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers or employees; such a waiver may be effected only by an instrument in writing, signed by an officer of Secured Party, directed to Debtor and specifying such waiver.

B.           This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

C.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of law, except Section 5-1401 of the New York General Obligations Law.

D.           Debtor hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in the County of New York over any suit, action, or proceeding arising out of or relating to this Agreement or any Loan Document, and Debtor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, the service of process in any such suit, action, or proceeding in any New York State or Federal court sitting in the County of New York may be made by certified or registered mail, return receipt requested, or overnight mail with a reputable national carrier, directed to the Debtor at the address indicated in Paragraph 11, and service so made shall be complete (5) days after the same shall have been so mailed (one day in case of an overnight mail service).

E.           EACH OF DEBTOR AND SECURED PARTY HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY DEBTOR AND SECURED PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. DEBTOR AND SECURED PARTY ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

F.           DEBTOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF SECURED PARTY UNDER THIS AGREEMENT, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (I) INJUNCTIVE RELIEF; (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS); AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING.

G.           In the event any section or provisions hereunder is or shall come into conflict with any section or provision of the Note or the Credit Agreement, the Note or the Credit Agreement (as applicable) shall control.

H.           This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties; provided, however, that no party may assign or transfer its interest hereunder or thereunder.

I.            Oral agreements or commitments to loan money, extend credit or forbear from enforcing repayment of a debt, including promises to extend or renew such debt are not enforceable. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement on the date written above.

KIP CR P1 LP,
a Delaware limited partnership

By: KIP CR P1 GP LLC, its General Partner

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias

Title:	President

[Signature Page to KIP CR P1 LP Security and Guaranty Agreement]

EXHIBIT A

PATENT RIGHTS

The “Patent Rights” shall include and consist of all of the following, singularly and collectively:

(a)          all of the patent applications and patents of KIP CR P1 LP, including, without limitation, the patent applications and patents listed in the table below, but excluding the ‘972 Patents (as defined in the Credit Agreement) (the “Patents”);

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
6,041,381	US	02-05-1998	FIBRE CHANNEL TO SCSI ADDRESSING METHOD AND SYSTEM Geoffrey B. Hoese
6,138,161	US	02-18-1999	METHOD AND SYSTEM FOR MAINTAINING RESERVE COMMAND RELATIONSHIPS IN A FIBRE CHANNEL NETWORK Robert A. Reynolds
6,148,421	US	05-29-1998	ERROR DETECTION AND RECOVERY FOR SEQUENTIAL ACCESS DEVICES IN A FIBRE CHANNEL PROTOCOL Geoffrey B. Hoese
6,151,331	US	09-23-1998	SYSTEM AND METHOD FOR PROVIDING A PROXY FARP FOR LEGACY STORAGE DEVICES Stephen K. Wilson
6,199,112	US	09-23-1998	SYSTEM AND METHOD FOR RESOLVING FIBRE CHANNEL DEVICE ADDRESSES ON A NETWORK USING THE DEVICE'S FULLY QUALIFIED DOMAIN NAME Stephen K. Wilson
6,205,141	US	06-30-1999	METHOD AND SYSTEM FOR UN-TAGGED COMMAND QUEUING Keith M. Arroyo
6,314,488	US	05-12-1998	SYSTEM FOR SEGMENTING A FIBRE CHANNEL ARBITRATED LOOP TO A PLURALITY OF LOGICAL SUB-LOOPS USING SEGEMENTATION ROUTER AS A MASTER TO CAUSE THE SEGMENTATION OF PHYSICAL ADDRESSES Brian R. Smith
6,341,315	US	02-26-1999	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo
6,392,570	US	09-14-2000	METHOD AND SYSTEM FOR DECODING 8-BIT/10-BIT DATA USING LIMITED WIDTH DECODERS Thomas W. Bucht
6,643,693	US	09-15-1998	METHOD AND SYSTEM FOR MANAGING I/O TRANSMISSIONS IN A FIBRE CHANNEL NETWORK AFTER A BREAK IN COMMUNICATION Robert A. Reynolds
6,650,656	US	02-28-2002	METHOD AND SYSTEM FOR RECONCILING EXTENDED COPY COMMAND TARGET DESCRIPTOR LENGTHS John F. Tyndall
6,654,824	US	10-03-2001	HIGH-SPEED DYNAMIC MULTI-LANE DESKEWER Diego Fernando Vila

[Exhibit A to KIP CR P1 LP Security and Guaranty Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
6,668,290	US	10-24-2000	SYSTEM AND METHOD FOR CONTROLLING READOUT OF FRAME DATA FROM BUFFER Michael A. Nelson
6,704,809	US	02-28-2002	METHOD AND SYSTEM FOR OVERLAPPING DATA FLOW WITHIN A SCSI EXTENDED COPY COMMAND John F. Tyndall
6,704,836	US	11-13-2002	METHOD FOR DYNAMIC CONTROL OF CONCURRENT EXTENDED COPY TASKS Robert M. Griswold, Jr.
6,718,402	US	11-29-2000	METHOD AND SYSTEM FOR PERSISTENT UNIT ATTENTION IN A FIBRE CHANNEL STORAGE ROUTER Keith Arroyo
6,757,348	US	10-04-2001	HIGH-SPEED COORDINATED MULTI-CHANNEL ELASTIC BUFFER Diego Fernando Vila
6,804,753	US	10-04-2002	PARTITIONED LIBRARY William H. Moody II
6,848,007	US	11-10-2000	A SYSTEM FOR MAPPING ADDRESSES OF SCSI DEVICES BETWEEN PLURALITY OF SANS THAT CAN DYNAMICALLY MAP SCSI DEVICE ADDRESSES ACROSS A SAN EXTENDER Robert Allen Reynolds
6,894,979	US	04-24-2001	NETWORK ANALYZER/SNIFFER WITH MULTIPLE PROTOCOL CAPABILITIES David G. Lee
6,922,391	US	11-07-2000	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King
6,965,934	US	11-10-2000	ENCAPSULATION PROTOCOL FOR LINKING STORAGE AREA NETWORKS OVER A PACKET-BASED NETWORK Robert A. Reynolds
6,970,942	US	11-07-2000	METHOD OF ROUTING HTTP AND FTP SERVICES ACROSS HETEROGENEOUS NETWORKS Steve King
6,977,897	US	10-24-2000	SYSTEM AND METHOD FOR JITTER COMPENSATION IN DATA TRANSFERS Michael A. Nelson
7,024,591	US	07-12-2002	MECHANISM FOR ENABLING ENHANCED FIBRE CHANNEL ERROR RECOVERY ACROSS REDUNDANT PATHS USING SCSI LEVEL COMMANDS William H. Moody II
7,127,572	US	02-19-2004	CONSOLIDATION OF UNIT ATTENTIONS John F. Tyndall
7,185,028	US	03-11-2003	DATA FILES SYSTEMS WITH HIERARCHICAL RANKING FOR DIFFERENT ACTIVITY GROUPS Ulrich Lechner
7,251,708	US	08-07-2003	SYSTEM AND METHOD FOR MAINTAINING AND REPORTING A LOG OF MULTI-THREADED BACKUPS Steven A. Justiss
7,254,329	US	03-05-2004	METHOD AND SYSTEM FOR MULTI-INITIATOR SUPPORT TO STREAMING DEVICES IN A FIBRE CHANNEL NETWORK Robert A. Reynolds

[Exhibit B to KIP CR P1 LP Security and Guaranty Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
7,310,696	US	01-27-2005	METHOD AND SYSTEM FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING CAPABILITIES IN A NETWORK John B. Haechten
7,327,223	US	01-26-2005	METHOD AND SYSTEM FOR DISTRIBUTING MANAGEMENT INFORMATION OVER POWER NETWORKS Bryan Schlinger
7,333,489	US	10-24-2000	SYSTEM AND METHOD FOR STORING FRAME HEADER DATA Michael A. Nelson
7,350,114	US	09-01-2005	MECHANISM FOR ENABLING ENHANCED FIBRE CHANNEL ERROR RECOVERY ACROSS REDUNDANT PATHS USING SCSI LEVEL COMMANDS William H. Moody II
7,370,173	US	01-28-2005	METHOD AND SYSTEM FOR PRESENTING CONTIGUOUS ELEMENT ADDRESSES FOR A PARTITIONED MEDIA LIBRARY Steven A. Justiss
7,415,564	US	08-15-2007	METHOD AND SYSTEM FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING FUNCTIONALITY IN A NETWORK John B. Haechten
7,424,075	US	07-31-2003	PSEUDORANDOM DATA PATTERN VERIFIER WITH AUTOMATIC SYNCHRONIZATION Diego F. Vila
7,428,613	US	06-29-2004	SYSTEM AND METHOD FOR CENTRALIZED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,447,852	US	12-22-2004	SYSTEM AND METHOD FOR MESSAGE AND ERROR REPORTING FOR MULTIPLE CONCURRENT EXTENDED COPY COMMANDS TO A SINGLE DESTINATION DEVICE Steven A. Justiss
7,448,049	US	08-22-2003	SYSTEM AND METHOD OF SUPPORTING KERNEL FUNCTIONALITY Lisheng Xing
7,451,291	US	01-28-2005	SYSTEM AND METHOD FOR MODE SELECT HANDLING FOR A PARTITIONED MEDIA LIBRARY Steven A. Justiss
7,453,348	US	06-18-2007	METHOD AND SYSTEM FOR DISTRIBUTING MANAGEMENT INFORMATION OVER POWER NETWORKS Bryan Schlinger
7,454,565	US	06-29-2004	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,500,047	US	12-03-2004	SYSTEM AND METHOD FOR PROCESSING COMMANDS John F. Tyndall
7,505,980	US	11-07-2003	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MULTIPLE PHYSICAL MEDIA LIBRARIES John F. Tyndall
7,508,756	US	03-28-2005	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King

[Exhibit B to KIP CR P1 LP Security and Guaranty Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
7,509,330	US	09-03-2004	APPLICATION-LAYER MONITORING OF COMMUNICATION BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing
7,529,753	US	09-03-2004	PROVIDING APPLICATION-LAYER FUNCTIONALITY BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing
7,552,294	US	12-22-2004	SYSTEM AND METHOD FOR PROCESSING MULTIPLE CONCURRENT EXTENDED COPY COMMANDS TO A SINGLE DESTINATION DEVICE Steven A. Justiss
7,584,190	US	02-16-2007	DATA FILES SYSTEMS WITH HIERARCHICAL RANKING FOR DIFFERENT ACTIVITY GROUPS Ulrich Lechner
7,584,318	US	11-02-2007	APPARATUS FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING CAPABILITIES IN A NETWORK John B. Haechten
7,603,449	US	06-10-2002	SYSTEM AND METHOD FOR INQUIRY CACHING Stephen G. Dale
7,711,805	US	12-22-2004	SYSTEM AND METHOD FOR COMMAND TRACKING Stephen G. Dale
7,711,871	US	08-30-2004	INTERFACE DEVICE AND METHOD FOR COMMAND PROCESSING John B. Haechten
7,711,913	US	04-20-2007	SYSTEM AND METHOD FOR BACKING UP EXTENDED COPY COMMANDS William H. Moody II
7,716,406	US	03-01-2006	METHOD AND SYSTEM FOR PERSISTENT RESERVATION HANDLING IN A MULTI-INITIATOR ENVIRONMENT John F. Tyndall
7,752,384	US	11-07-2003	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MEDIA LIBRARIES William H. Moody II
7,752,416	US	09-25-2008	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,788,413	US	04-29-2005	METHOD AND SYSTEM FOR HANDLING COMMANDS REQUESTING MOVEMENT OF A DATA STORAGE MEDIUM BETWEEN PHYSICAL MEDIA LIBRARIES Steven A. Justiss
7,827,261	US	12-22-2004	SYSTEM AND METHOD FOR DEVICE MANAGEMENT Robert M. Griswold, Jr.
7,831,621	US	09-27-2007	SYSTEM AND METHOD FOR SUMMARIZING AND REPORTING IMPACT OF DATABASE STATEMENTS Kevin Banks
7,895,160	US	01-26-2009	APPLICATION-LAYER MONITORING OF COMMUNICATION BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing
7,899,945	US	04-30-2010	INTERFACE DEVICE AND METHOD FOR COMMAND PROCESSING John B. Haechten

[Exhibit B to KIP CR P1 LP Security and Guaranty Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
7,904,539	US	03-13-2009	SYSTEM AND METHOD FOR SERVICING INQUIRY COMMANDS ABOUT TARGET DEVICES IN STORAGE AREA NETWORK Stephen G. Dale
7,908,252	US	03-19-2008	SYSTEM AND METHOD FOR VERIFYING PATHS TO A DATABASE Matthew Eugene Landt
7,908,366	US	02-01-2008	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims
7,912,053	US	03-23-2009	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King
7,941,597	US	06-07-2010	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MEDIA LIBRARIES William H. Moody II
7,962,513	US	10-30-2006	SYSTEM AND METHOD FOR DEFINING AND IMPLEMENTING POLICIES IN A DATABASE SYSTEM David Boles
7,971,006	US	01-28-2005	SYSTEM AND METHOD FOR HANDLING STATUS COMMANDS DIRECTED TO PARTITIONED MEDIA LIBRARY Steven A. Justiss
7,971,019	US	02-23-2009	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MULTIPLE PHYSICAL MEDIA LIBRARIES John F. Tyndall
7,974,215	US	02-04-2008	SYSTEM AND METHOD OF NETWORK DIAGNOSIS Robert C. Sims
7,975,124	US	04-16-2010	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,984,073	US	06-15-2005	SYSTEM AND METHOD FOR PROVIDING SERVICE MANAGEMENT IN A DISTRIBUTED DATABASE SYSTEM Jack Basiago
8,156,215	US	10-29-2010	SYSTEM AND METHOD FOR DEVICE MANAGEMENT Robert M. Griswold, Jr.
8,250,378	US	02-04-2008	SYSTEM AND METHOD FOR ENABLING ENCRYPTION Robert C. Sims
8,271,673	US	08-09-2004	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo
8,341,211	US	09-14-2007	SYSTEM AND METHOD FOR INQUIRY CACHING IN A STORAGE AREA NETWORK Stephen G. Dale
11/801,809 US 2008/0282265	US	05-11-2007	METHOD AND SYSTEM FOR NON-INTRUSIVE MONITORING OF LIBRARY COMPONENTS Michael R. Foster
12/025,436 US 2009/0198737	US	02-04-2008	SYSTEM AND METHOD FOR ARCHIVE VERIFICATION Robert C. Sims
12/115,218 US 2009/0274300	US	05-05-2008	METHOD FOR CONFIGURING THE ENCRYPTION POLICY FOR A FIBRE CHANNEL DEVICE Patrick S. Tou

[Exhibit B to KIP CR P1 LP Security and Guaranty Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
12/692,403 US 2010/0182887	US	01-22-2010	SYSTEM AND METHOD FOR IDENTIFYING FAILING DRIVES OR MEDIA IN MEDIA LIBRARY William H. Moody II
13/042,209 US 2011/0161584	US	03-07-2011	SYSTEM AND METHOD FOR INQUIRY CACHING IN A STORAGE AREA NETWORK Stephen G. Dale
13/091,877 US 2011/0194451	US	04-21-2011	SYSTEM AND METHOD OF NETWORK DIAGNOSIS Robert C. Sims
13/312,068 US 2012/0079131	US	12-06-2011	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo
13/430,429 US 2012/0185589	US	03-26-2012	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims
13/459,720 US 2012/0221597	US	04-30-2012	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims
13/685,539 US 2013/0080568	US	11-26-2012	SYSTEM AND METHOD FOR CACHING INQUIRY DATA ABOUT SEQUENTIAL ACCESS DEVICES Stephen G. Dale
AU 737205	AU	05-29-1998	ERROR DETECTION AND RECOVERY FOR SEQUENTIAL ACCESS DEVICES IN A FIBRE CHANNEL PROTOCOL Geoffrey B. Hoese
EP 2 526 488	EP	01-18-2011	SYSTEM AND METHOD FOR IDENTIFYING FAILING DRIVES OR MEDIA IN MEDIA LIBRARY William H. Moody
12/025,300	US		DETERMINING, DISPLAYING AND USING TAPE DRIVE SESSION INFORMATION
12/201,956	US		SYSTEM AND METHOD FOR ADJUSTING TO DRIVE SPECIFIC CRITERIA
12/888,954	US		SYSTEM AND METHOD FOR ELIMINATING PERFORMANCE IMPACT OF INFORMATION COLLECTION FROM MEDIA DRIVES
12/861,609	US		SYSTEM AND METHOD FOR ARCHIVE VERIFICATION ACCORDING TO POLICIES
12/861,612	US		SYSTEM AND METHOD FOR ARCHIVE VERIFICATION USING MULTIPLE ATTEMPTS
13/109,192	US		SYSTEM AND METHOD FOR IMPLEMENTING A NETWORKED FILE SYSTEM UTILIZING A MEDIA LIBRARY
13/267,758	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR OPTIMIZATION OF TAPE PERFORMANCE
13/267,763	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR OPTIMIZATION OF TAPE PERFORMANCE USING DISTRIBUTED FILE COPIES
13/267,665	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR TRICKLING DATA TO A HOST

 [Exhibit B to KIP CR P1 LP Security and Guaranty Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
13/267,743	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR RETRIEVING A FILE AFTER AN ERROR
13/451,812	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR A SELF-DESCRIBING TAPE
13/847,965	US		SYSTEM AND METHOD FOR ENHANCING DATA RELIABILITY AND RECOVERING FROM MEDIA ERRORS
13/531,310	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR HOST SYSTEM LTFS AUTO-ADAPTATION
13/532,512	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR CONTROLLING FILE MIGRATION IN ARCHIVING SYSTEMS
13/532,518	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR SYNCHRONIZING DATA WRITTEN TO TAPE AND RECOVERING IN THE CASE OF FAILURE
13/485,060	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR RECOVERING STUB FILES
13/614,857	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR PARTIALLY SYNCHRONOUS AND PARTIALLY ASYNCHRONOUS MOUNTS/UNMOUNTS IN A MEDIA LIBRARY
13/459,531	US		SYSTEM AND METHOD FOR USING A MEMORY BUFFER TO STREAM DATA FROM A TAPE TO MULTIPLE CLIENTS
13/480,781	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR TAMPER PROTECTION IN A DATA STORAGE SYSTEM
102 11 606
PCT/US13/038755

(b)          all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority; or (ii) for which any of the Patents directly or indirectly forms a basis for priority;

(c)          all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d)          all foreign patents, patent applications, and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances;

[Exhibit B to KIP CR P1 LP Security and Guaranty Agreement]

(e)          all items in any of the foregoing in categories (b) through (d), whether or not expressly listed as Patents above and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;

(f)          inventions, invention disclosures, and discoveries described in any of the Patents or any item in the foregoing categories (b) through (e) that (i) are included in any claim in the Patents or any item in the foregoing categories (b) through (e); (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceeding brought on any of the Patents or any item in the foregoing categories (b) through (e); or (iii) could have been included as a claim in any of the Patents or any item in the foregoing categories (b) through (e), except to the extent any such inventions, invention disclosures, discoveries or items in the foregoing categories (b)-(e) described in this category (f) are, or are described or claimed in, any patent or patent application of Assignor that is not being assigned through this Agreement;

(g)          all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (f), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

(h)          all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents or any item in any of the foregoing categories (b) through (g), including, without limitation, all causes of action and other enforcement rights for (1) damages; (2) injunctive relief, and (3) any other remedies of any kind for past, current, and future infringement; and

(i)           all rights to collect royalties and other payments under or on account of any of the Patents or any item in any of the foregoing categories (b) through (h), excluding any and all license agreements of Assignor existing prior to the Effective Date (as defined in the Credit Agreement).

[Exhibit B to KIP CR P1 LP Security and Guaranty Agreement]

EXHIBIT B

DEBTOR’S ADDRESS FOR NOTICES

If to Debtor to:

KIP CR P1 LP, a Delaware limited partnership

1345 Avenue of the Americas, 46th Floor,
New York, NY 10105
Attn: James K. Noble III, General Counsel
Fax: (646) 224-8716
Email: rnoble@fortress.com

With a copy (which shall not constitute Notice to Debtor) to:

Perkins Coie LLP
30 Rockefeller Plaza, 22nd Floor
New York, New York 10112-0015
Attn: Richard T. Ross, Esq.
Phone: (212) 262-6903
Fax: (212) 977-1633
Email: RRoss@perkinscoie.com

And to:

Perkins Coie LLP
4 Embarcadero Center, Suite 2400
San Francisco, California 94111
Attn: Teresa M.L. Tate, Esq.
Phone: (415) 344-7015
Fax: (415) 344-7215
Email: TTate@perkinscoie.com

And to:

Crossroads Systems, Inc.

11000 North Mopac Expressway

Austin, Texas 78759

Attn: President

Phone: (512) 349-0300

Fax: (512) 349-0304

Email: rcoleman@crossroads.com

And to:

Hunton & Williams LLP

1445 Ross Avenue, Suite 3700

Dallas, Texas 75202

Attn: Ronald D. Rosener, Esq.

Phone: (214) 468-3372

Fax: (214) 740-7164

Email: rrosener@hunton.com

[Exhibit B to KIP CR P1 LP Security and Guaranty Agreement]

EXHIBIT C

LOCATION OF DEBTOR’S PRIMARY BUSINESS LOCATION

KIP CR P1 LP, a Delaware limited partnership

1345 Avenue of the Americas, 46th Floor,
New York, NY 10105
Attn: James K. Noble III, General Counsel
Fax: (646) 224-8716
Email: rnoble@fortress.com

[Exhibit C to KIP CR P1 LP Security and Guaranty Agreement]

EXHIBIT D

SCHEDULE OF COMMERCIAL TORT CLAIMS

None.

[Exhibit D to KIP CR P1 LP Security and Guaranty Agreement]

EXHIBIT E

Addendum No. __ to Security Agreement

This Addendum is made as of _____________, 20__, with respect to that certain Security and Guaranty Agreement (the “Security Agreement”) previously entered into as of July 22, 2013, KIP CR P1 LP, a Delaware limited partnership (“Debtor”) in favor of Fortress Credit Co LLC, a Delaware limited liability company (“Secured Party”). Any term used with initial letters capitalized in this Addendum and not defined in this Addendum will have the same meaning as in the Security Agreement. Debtor and Secured Party agree as follows:

1.           Relation to Security Agreement. This Addendum constitutes a part of and is hereby incorporated into the Security Agreement. The Security Agreement is hereby amended to add all New Collateral (as defined below) to the definition of Collateral.

2.           Grant of Security Interest. Debtor hereby grants Secured Party a security interest in the following commercial tort claim or claims (collectively, “New Collateral”):

If action or proceeding filed:
Tortfeasor(s)	Cause(s) of Action	Jurisdiction	Case Number

4.           Representation and Warranty. Debtor represents and warrants that there are no Commercial Tort Claims that as of this date Debtor intends or is likely to or could assert that do not constitute Collateral under the Security Agreement, as amended hereby.

5.           Continuing Obligations Under Paragraph 5.V of the Security Agreement. Debtor acknowledges that the obligation to supply additional addenda to the Secured Party for other Tort Claims is continuing in nature.

The parties have executed this Amendment as of the date first set forth above.

Debtor:

KIP CR P1 LP

By
Name
Title

[Exhibit E to Crossroads IP I, L.P. Guaranty Security Agreement]

EXHIBIT F

DISCLOSURE SCHEDULE

See attached.

[Exhibit F to Crossroads IP I, L.P. Guaranty Security Agreement]